EXHIBIT 10.26

     SECURITY DEPOSIT AGREEMENT, dated as of March 30, 1995, among PANDA-BRANDYWINE, L.P., a Delaware limited partnership, as borrower and lessee (the "Partnership"), of which PANDA BRANDYWINE CORPORATION, a Delaware corporation, is the sole general partner (the "General Partner"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as construction lender and owner participant ("GE Capital"), SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity but solely as owner trustee (in such capacity, the "Owner Trustee") under the Trust Agreement (as defined below) and SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, as security agent hereunder (in such capacity, the "Security Agent") for GE Capital and the Owner Trustee.

                    W I T N E S S E T H:

       WHEREAS, capitalized terms used herein
and not otherwise defined shall have the respective meanings assigned thereto in Article I;

       WHEREAS, in order to finance the cost of of developing, constructing and equipping the Project, the Partnership has entered into the Construction Loan Agreement and Lease Commitment, dated as of March 30, 1995 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Partnership, the General Partner and GE Capital, pursuant to which GE Capital has agreed, subject to the terms and conditions set forth therein, to make loans (the "Loans") to the Partnership and to issue letters of credit (the "Letters of Credit") for the account of the Partnership;

       WHEREAS, upon completion of construction of the Project, and subject to the satisfaction of the conditions precedent set forth in the Loan Agreement, GE Capital (acting through the Owner Trustee) has agreed to purchase the Facility from the Partnership and to lease the Facility back to the Partnership pursuant to the Facility Lease;

       WHEREAS, the obligations of the Partnership under the Loan
Agreement to GE Capital and under the Site Sublease and the Facility Lease to the Owner Trustee, including its obligations to repay the Loans with interest thereon, to repay the LOC Reimbursement
Obligations and to make payments of Rent, are secured by, among other things, a first assignment of and prior perfected security interest in all rights and property of the Partnership, including all of the revenues of the Partnership, to the Security Agent, as agent for GE Capital and the Owner
Trustee, pursuant to the terms and provisions of the Security
Agreement and the Deed of Trust and Security Agreement;


       WHEREAS, in order to give effect to the foregoing, the parties hereto are entering into this Agreement, pursuant to which (i)
GE Capital and the Owner Trustee appoint Shawmut Bank
Connecticut, National Association, to act as Security Agent hereunder and the other Collateral Security Documents, to hold all Collateral for the benefit of GE Capital and the Owner
Trustee and (ii) the Partnership agrees that its revenues will be paid directly to the Security Agent, as agent for GE Capital and the Owner Trustee, held by the Security Agent as collateral security for the obligations of the Partnership to GE Capital and the Owner Trustee, and distributed by the Security Agent as provided herein;

      WHEREAS, Shawmut Bank Connecticut, National
Association has agreed to act as security agent on behalf of GE Capital and the Owner Trustee pursuant to the terms of this Agreement and the other Collateral Security Documents; NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                       ARTICLE I
                      Definitions

     Section 1.1 Capitalized terms used in this Agreement shall, unless otherwise defined herein, have the respective meanings assigned to such terms in Appendix A to this Agreement.

     Section 1.2  Other Definitional Provisions.

           (a) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined herein or in Appendix A and accounting terms partly defined herein or in Appendix A, to the extent not defined, shall have the respective meanings given to them under GAAP.

           (b) The words "hereof," "herein" and
"hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule, exhibit and appendix references are to this Agreement unless otherwise specified.

          (c) References to agreements defined
herein or in Appendix A shall include such agreements as they may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Transaction Documents.

          (d) Terms defined in Appendix A or
otherwise defined herein by reference to any other agreement, document or instrument shall have the meanings assigned to them in such agreement, document or instrument whether or not such agreement, document or instrument is then in effect.

                        ARTICLE II
   Appointment of Security Agent; Establishment of Accounts

      Section 2.1 Appointment of Security Agent.

          (a) Shawmut Bank Connecticut, National Association is hereby appointed by GE Capital and the Owner Trustee as security agent hereunder, under the Deed of Trust and Security
Agreement, under the Security Agreement, under the Pledge Agreements and under the other Collateral Security Documents, and GE Capital and the Owner Trustee hereby authorize Shawmut Bank Connecticut, National Association, in its capacity as the Security Agent, to take such action on their behalf under the provisions of this Agreement and the other Collateral Security Documents and to exercise such powers and perform such duties as are expressly delegated to the Security Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto.

          (b) Except as otherwise specifically provided in this Security Deposit Agreement, upon the written instructions at any time and from time to time of GE Capital, the Security Agent shall take such of the following actions as may be specified in such instructions: (i) exercise such election or option, or m ake such decision or determination, or give such notice, consent, waiver or the approval or exercise such right, remedy or power or take such other action hereunder or under any other
Transaction Document or in respect of any part or all of the Collateral as shall be specified in such instructions and as are consistent with this Security Deposit Agreement and the other Collateral Security Documents; (ii) take such action with respect to, or to preserve or protect, the Collateral
(including the discharge o f Liens) as shall be specified in such instructions and as are consistent with this Security
Deposit Agreement and the other Collateral Security Documents;
and (iii) take such other action in respect of the subject matter of this Security Deposit Agreement and the other
Collateral Security Documents as is consistent with the terms hereof, thereof and the other Transaction Documents. The
Security Agent shall have the righ t to request such written instructions at any time and from time to time. The Security
Agent will execute and file or cause to be filed such continuation statements with respect to financing statements relating to the security interest created under the Collateral
Security Documents in the Collateral as may be specified from time to time in written instructions of GE Capital (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the execution fo rm of such continuation statements so to be filed). The Security
Agent hereby accepts the trust created by this Security Deposit
Agreement and to act as security agent hereunder and under the Collateral Security Documents. (c) The Security Agent agrees to accept all revenues, cash, payments, insurance and condemnation proceeds, other amounts and Permitted Investments to be delivered to or held by the Security Agent pursuant to the terms of this Agreement. The Security Agent shall hold and safeguard the Accounts (and the revenues, cash, payments, insurance and condemnation proceeds, instruments, securities and other amounts on deposit therein) during the term of this Agreement and shall treat the revenues, cash, payments, insurance and condemnation proceeds, instruments, securities and other amounts in the Accounts as funds, instruments, securities and other properties pledged by the Partnership to the Security Agent as collateral securing the Obligations in accordance with the provisions hereof.

     Section 2.2 Creation of Accounts. The Security Agent hereby establishes the following nine special, segregated and irrevocable cash collateral accounts in the name of the Security Agent and for the benefit of GE Capital and the Owner Trustee which shall be maintained at all times until the termination of this Agreement: (a)
Revenue Account; (b) Operation and Maintenance Reserve Account;
(c) Rent Reserve Account; (d) Warranty Maintenance Reserve
Account; (e) Insurance and Condemnation Proceeds Account; (f)
Special Payment Account; (g) Partnership Security Account; (h)
Distribution Reserve Account; and (i) Current Account. All moneys, investments and securities at any time on deposit in any of the Accounts shall constitute collateral to be held in the custody of the Security Agent for the purposes and on the terms set forth in this Agreement.

     Section 2.3 Security Interest.

          (a) In order to secure the payment and performance by the Partnership when due of all of the Obligations, this Agreement is intended to create, and the Partnership hereby pledges to, and creates in favor of the Security Agent, for the benefit of GE Capital and the Owner Trustee, a prior perfected and continuing security interest in all right, title and interest of the Partnership in and to the Accounts, all cash, cash equivalents, instruments, investments and other securities at any time on deposit in the Accounts, all present and future accounts, chattel paper, documents, general intangibles and instruments (each as defined in the New York Uniform Commercial
Code) of the Partnership, all other rights of the Partnership to receive the payment of money, including (without limitation) all moneys due and to become due to the Partnership under the Power Purchase Agreement, the Steam Sales Agreement, the Steam Lease and any other contract of the Partnership for the sale of electricity or steam or by-products produced by the Facility, all other Project Revenues, all amou nts payable under insurance policies maintained by the Partnership, all license fees and all moneys due and to become due to the Partnership under the Construction Contract and the Gas Supply Contract, and all proceeds of any of the foregoing.

          (b) All moneys, cash equivalents, instruments, investments and securities at any time on deposit in any of such Accounts shall constitute collateral security for the payment and performance by the Partnership when due of the Obligations and shall at all times be subject to the sole dominion and control of the Security
Agent, and shall be held in the custody of the Security Agent for the purposes of, and on the terms set forth in, this Agreement.

          (c) The Partnership shall not have any rights or powers with respect to any amounts in the Accounts or any part thereof except (i) as provided in Article IV hereof and (ii) the right to have such amounts applied in accordance with the provisions hereof.

     Section 2.4 Location of the Accounts. The Accounts shall be maintained by the Security Agent at its corporate trust office located at 777 Main Street, Hartford, Connecticut 06115, until the Security Agent gives written notice to the other parties to this Agreement setting forth a different location of the Accounts, in the manner specified in Section 9.7; provided, however, that such location shall be in Hartford, Connecticut or New York City.

                       ARTICLE III
                 Deposits into Accounts

     Section 3.1 Deposits. (a) The Partnership shall instruct each Person from whom it receives or is entitled to receive any Project Revenues to pay such Project Revenues directly to the Security Agent for deposit in the Revenue Account, and if the Partnership shall receive any Project Revenues it shall delive r such Project Revenues in the exact form received (but with the Partnership's endorsement, if necessary) to the Security Agent for deposit in the Revenue Account not later than the second Business Day after the Partnership's receipt thereof. The Security Agent shall have the right to receive all Project Revenues directly from the Persons owing the same. All Project Revenues received by the Security Agent shall be deposited in the Revenue Account. (a) The Partnership shall instruct the Contractor, the Power Purchaser, the Gas Supplier and any other applicable Per son to make all Special Payments (identifying them as such) to the Security Agent for deposit in the Special Payment Account (provided that the Partnership may instruct the Power Purchaser to make payments pursuant to Subsection 15.3 of the Power Purchase Agreement directly to GE Capital), and if the Partnership shall receive any Special Payments it shall deliver such Special Payments in the exact form received (but with the Partnership's endorsement, if necessary) to the Security Agent for deposit in the Special Payment Account not later than the second Business Day after the Partnership's receipt thereof. The Security Agent shall have the right to receive all Special Payments directly from the Persons owing the same. All Special Payments received by the Security Agent shall be deposited in the Special Payment Account.

        (b) The Partnership shall deliver to the Security Agent all payments in respect of casualty to or loss of property receive d by it from any insurer pursuant to the property or casualty insurance maintained by the Partnership and all awards and proceeds in respect of a taking in the exact form received, bu t with the Partnership's endorsement, if necessary ("Insurance a nd
Condemnation Proceeds"), for deposit in the Insurance and Condemnation Proceeds Account not later than the second Busine ss Day after the Partnership's receipt thereof.

        (c) On the Lease Closing Date, the Lessee shall deposit in the Operation and Maintenance Reserve Account an amount equal to the Initial Operation and Maintenance Reserve Deposit.

        (d) On the Lease Closing Date, the Lessee shall deposit in the Warranty Maintenance Reserve Account an amount equal to the Required Warranty Maintenance Reserve Deposit.

        (e) On the Lease Closing Date, the Lessee shall deposit in the Rent Reserve Account an amount equal to the Initial Rent Reserve Deposit.

     Section 3.2 Information to Accompany Amounts Delivered to Security Agent; Deposits Irrevocable. (a) All amounts delive red to the Security Agent by the Partnership shall be accompanied by information in reasonable detail specifying the source of the amounts and the Account or Accounts into which such amounts are to be deposited. If the Security Agent shall be unable to determine the source of any payments received or the Account or Accounts into which such payments are to be deposited, the Security Agent shall hold such amounts in the Revenue Account until identified by the Partnership and GE Capital.

          (b) Any deposit made into any Account hereunder shall, absent manifest error, be irrevocable and the amount of such deposit and any instrument or security held in such Account hereunder and all interest thereon shall be held in trust by the Security Agent and applied solely as provided herein.

     Section 3.3 Books of Account; Statements. (a) The Security Agent shall maintain books of account on a cash basis and reco rd therein all deposits into and transfers to and from the Accoun ts and all investment transactions effected by the Security Agent pursuant to Article
V.

          (b) Not later than the tenth Business Day of each month, commencing with the first month to occur after the earlier of
(i) the Commercial Operation Date (as certified to the Security Agent by GE Capital or the Partnership) and (ii) the date on which any Special Payments or Insurance and Condemnation
Proceeds are received, the Security Agent shall deliver to the Partnership and GE Capital a statement setting forth the transactions in each Account during the preceding month and specifying the Project Revenues, Special Payments, Insurance and Condemnation Proceed s Deposits, cash equivalents and other amounts held in each Acco unt at the close of business on the last Business Day of the preceding month and the Value thereof at such time.

                      ARTICLE IV
                 Payments from Accounts

     Section 4.1 Revenue Account--Payments On and Prior to the Lease Closing Date. On and prior to the Lease Closing Date, the Security Agent shall, upon receipt by it of a certificate signed by an Authorized Officer of the Partnership in substantially the form of Exhibit A (and countersigned by GE Capital) instructing it to do so, apply cash available in the Revenue Account to the payment of the Project Costs specified in such certificate or to such other costs or amounts or purposes (which may include the funding of a working capital reserve) as may be specified in such certificate.

     Section 4.2 Revenue Account--Monthly Transfers After the Lease Closing Date. (a) On or before the twentieth day of each month (or if such day is not a Business Day, the immediately preceding Business Day), the Partnership shall deliver to GE Capital a Project Certificate in substantially the form of
Schedule 1 signed by an Authorized Officer of the Partnership requesting distributions to be made from the Revenue Account.
If GE Capital approves such Project Certificate, GE Capital shall countersign such Project Certificate on the Business Day prior to the applicable Monthly Transfer Date and the Partnership shall cause such countersigned Project Certificate to be delivered to the Security Agent. On the twenty-fifth day of each month (or if such date is not a Business Day, the immediately succeeding Business Day) (each such date, a "Monthly Transfer Date"), the Security Agent shall distribute, from the cash available in the Revenue Account, (i) (A) directly to each Person to which an amount in excess of $100,000 is due and payable, the amounts identified as Project Expenses then due and owing in Item 1 of the Project
Certificate referred to above, or (B) to the Partnership for the benefit of the Persons entitled thereto, all other Project Expenses then due and owing in Item 1 of such Project
Certificate and (ii) to the Current Account, the amounts identified as Project Expenses expected to be due and owing prior to the next Monthly Transfer Date in Item 2 of such Project Certificate. Project Expenses owing to the Gas Supplier, the Operator, the Gas Transporters and for fuel supplies shall, to the extent sufficient funds are not on deposit to satisfy all Project Expenses set forth in such Project Certificate, take priority over all other Project Expenses.

          (b) For purposes of this Section 4.2, cash available in the Revenue Account shall not include any check or other instrument which may be deposited therein until the final collection thereof.

     Section 4.3 Revenue Account--Quarterly Transfers After the Lease Closing Date. On each Basic Rent Payment Date, the Security Agent shall distribute from the cash available in the Revenue Account
(after making any distribution required by Sections 4. 2 and
4.4) the following amounts in the following order of priority:
first, to GE Capital, the amount of all fees payable pursuant to subsection 2.11 of the Loan Agreement, which GE Capital
certifies to the Security Agent to be due and payable on such date; second, to the Owner Trustee (or, so long as GE Capital shall be the sole beneficiary of the trust established pursuant to the Trust Agreement, directly to GE Capital), the amount
of Basic Rent which GE Capital certifies to the Security Agent to be due and payable on such date; third, to GE Capital, the amount, if any, equal to the principal (excluding any mandatory prepayments thereof), interest, fees and other amounts which GE
Capital certifies to the Security Agent to be due and payable in respect of any Partnership Equity Loans; fourth, to the
Operation and Maintenance Reserve Account, the amount certified to the Security Agent by an Authorized Officer of the
Partnership (and countersigned by GE   Capital) required to be
deposited therein pursuant to Sections 7(b)(i) and 7(b)(iii) of
the Facility Lease;   fifth, to the Rent Reserve Account, the
amount certified to the Security Agent by an Authorized Officer of the Partnership (and countersigned by GE Capital) required to be deposited therein pursuant to Sections 7(c)(i) and 7(c)(iii) o f the Facility Lease; sixth, to GE Capital, the amount, if any, equal to the required prepayment of principal of the Partnership Equity Loa ns which GE Capital certifies to the Security Agent to be due and payable; seventh, to GE
Capital, the amount, if any, equal to the principal (including any mandatory prepayments thereof), interest, fees and other amounts which GE Capital certifies to the Security Agent to be due and payable in respect of any Partner Equity Loans; eighth, if the conditions precedent to cash distributions to the Partners set forth in subsection 7.3 of the Loan Agreement are not satisfied as of such Basic Rent Payment Date (as set forth in a certificate of GE Capital to the Security Agent), to the Distribution Reserve Account, an amount equal to the lesser of
(x) the remainder of the cash available in the Revenue Account and (y) Cash Available for Distributions for the immediately preceding Quarterly Measurement Period; and ninth, if and to the extent permitted pursuant to subsection 7.3 of the Loan
Agreement (as set forth in a certificate of an Authorized
Officer of the Partnership and countersigned by GE Capital), to the Partnership Security Account, an amount equal to the lesser of (x) the remainder of the cash available in the Revenue
Account and (y) Cash Available for Distributions for the immediately preceding Quarterly Measurement Period.

     Section 4.4 Supplemental Rent. On any date when due, the Security Agent, upon receipt of a certificate signed by an Authorized Officer of the Partnership or GE Capital, in substantially the form of Exhibit B (and in the case of a certificate signed by the Partnership, countersigned by GE Capital), shall promptly pay to the Owner Trustee or such other Person as may be entitled thereto the amount (to the extent of cash available in the Revenue Account) equal to the amount of Supplemental Rent
(other than amounts specifically provided for in Section 4.3), including the fees and expenses of the Security Agent and the Owner Trustee, then due and payable pursuant to Section 3(b) of the Facility Lease and not otherwise paid or payable from amounts on deposit in the Insurance and Condemnation Proceeds
Account or the Special Payment Account, as specified in such certificate.

     Section 5.5 Rent Reserve Account. If, on any Basic Rent Payment Date, the cash available in the Revenue Account, the Distribution Reserve Account and the Partnership Security Account is insufficient to make the payment obligations set forth in clauses second and third of Section 4.3 on such Basic Rent Payment Date, the Security Agent shall immediately notify GE Capital and GE Capital, at its option, may direct the Security Agent (by delivering a certificate in substantially the form of Exhibit C) to transfer to the Owner Trustee (or to GE Capital, if GE Capital is the sole beneficiary of the trust established pursuant to t he Trust Agreement or if the deficiency is in the payment obligations set forth in clause third of Section 4.3) the amount (to the extent cash is available in the Rent Reserve Account) equal to the amount of any deficiency in the payment obligations set forth in clauses second and third of Section 4.3 on such Basic Rent Payment Date.

     Section 4.6 Operation and Maintenance Reserve Account. Within three Business Days after receipt by the Security Agent of a certificate, which (a) states that a drawing has been made und er the O&M Letter of Credit or (b) includes a list of requested disbursements and invoices and other supporting documents as m ay be necessary to properly document all such disbursements, which certificate is signed by GE Capital (in the case of clause (a) ), or by an Authorized Officer of the Partnership and countersign ed by GE Capital (in the case of clause (b)), substantially in the form of Exhibit D hereto, and, in the case of clause (b), so l ong as no Lease Default or Lease Event of Default shall have occurred and be continuing (as set forth in such certificate), funds on deposit in the Operation and Maintenance Reserve Account shall be distributed to GE Capital or to the Partnership or the payee(s), as the case may be, in the manner, in the amount and at the addresses specified in such certificate.

     Section 4.7 Release of Excess Amounts. If, as of any
Basic Rent Payment Date, (i) an amount is on deposit in the Rent Reserve Account or the Operation and Maintenance Reserve Account in excess of the Required Rent Reserve Balance or the Required Operation and Maintenance Reserve Balance, as the case may be, as the result of the actual realization of income or gain on the amounts on deposit in such Account, (ii) no Lease Default or Lease Event of Default has occurred and is continuing and (iii ) the Security Agent shall have received a certificate signed by an Authorized Officer of the Partnership and countersigned by GE Capital, substantially in the form of Exhibit E, certifying as to such matters, then the Security Agent shall distribute any such excess amounts to the Revenue Account.

     Section 4.8 Special Payment Account. (a) All Special Payments deposited in the Special Payment Account constituting liquidated damages (Contract Price Discount) under Section 5.04 of the Construction Contract shall be applied by GE Capital to the prepayment of the Loans as provided in subsection 2.6(b) of the Loan Agreement (provided that all such liquidated damages received after the Lease Closing Date shall be applied by GE Capital to the retroactive reduction of Lessor's Cost) and, in the case of Special Payments constituting liquidated damages (Contract Price Discount) under Section 5.02 of the Construction Contract, shall, subject to Section 4.14 of this Agreement, be applied by GE Capital to the payment of accrued and unpaid interest on the Loans and to such other items which are due and owing as GE Capital may specify in writing.

          (a) All Special Payments deposited in the Special Payment Account constituting payments by the Power Purchaser pursuant to Subsection 15.3(b) (whether in respect of costs, expenses or fees) of the Power Purchase Agreement shall be applied by GE Capital to the prepayment of the Loans and the LOC Reimburseme nt Obligations and the cash collateralization of the Letters of Credit as provided in subsection 2.6(c) of the Loan Agreement.

          (b) All Special Payments deposited in the Special Payment Account constituting payments by the Gas Supplier pursuant to Section
17.3 of the Gas Supply Agreement shall, subject to Section 4.14 of this Agreement, be applied by the Partnership with the consent of GE Capital to the costs of entering into a replacement gas supply agreement and to such other related costs as shall be approved by GE Capital in writing.

     Section 4.9 Partnership Security Account. (a) To the extent that at any time the cash then available in the Revenue Account is insufficient to make any of the payments, deposits or transfers contemplated by Sections 4.1, 4.2, 4.3 and 4.4, the Security
Agent shall from and to the extent of the cash available in the Partnership Security Account withdraw such amounts from the Partnership Security Account as directed by GE Capital and make the aforesaid payments, deposits and transfers.

           (b) Within three Business Days after each Basic Rent Payment Date, if the Partnership has delivered a certificate signed by an Authorized Officer of the Partnership and countersigned by GE Capital, substantially in the form of Exhibit F hereto, certifying that the conditions precedent to cash distributions to the Partners set forth in subsection 7.3 of the Loan Agreement have been satisfied, the Security Agent shall distribute to the Partnership the cash then available in the Partnership Security
Account.

     Section 4.10 Distribution Reserve Account. (a) If, as of any Basic Rent Payment Date after the issuance of the Equity Loans, the Security Agent shall have received a certificate of an Authorized Officer of the Partnership or GE Capital (and in the case of a certificate of the Partnership, countersigned by GE Capital) that the Operating Cash Flow Ratio for each of the two Quarterly Measurement Periods immediately preceding such Basic Rent Payment Date was less than 1.20 to 1, the Security Agent shall, subject to any required applications taking precedence pursuant to paragraph

           (b) below, apply the amounts on deposit in the Distribution Reserve Account to the prepayment of the remaining installments of principal of the Equity Loans in the inverse order of maturity, as specified in a certificate from GE Capital to the Security Agent. (a) To the extent that at any time the cash then available in the Revenue
Account is insufficient to make any of the payments, deposits or transfers contemplated by Sections 4.1, 4.2, 4.3 a nd 4.4, the Security Agent shall from and to the extent of the cash available in the Distribution Reserve Account withdraw such amounts from the Distribution Reserve Account as directed by GE
Capital and make the aforesaid payments, deposits and transfer s.

          (c) If, as of any Basic Rent Payment Date, the Security Agent shall have received a certificate of an Authorized Officer of the Partnership (and countersigned by GE Capital) that (i) the Operating Cash Flow Ratio for each of the two Quarterly Measurement Periods immediately preceding the date of such certificate was greater than 1.20 to 1 and provided that no Le ase Default or Lease Event of Default shall have occurred and be continuing (as set forth in such certificate), the Security Ag ent shall transfer the amounts on deposit in the Distribution Reserve Account to the Revenue Account.

     Section 4.11 Insurance and Condemnation Proceeds Account. (a) All cash, cash equivalents, instruments, investments and securities at any time on deposit in the Insurance and Condemnation Proceeds Account, including all interest or other income earned with respect thereto, are herein called the "Insurance and Condemnation Proceeds Deposits".

          (b) The Insurance and Condemnation Proceeds Deposits shall be accumulated in the Insurance and Condemnation Proceeds Account and held therein until paid to or upon the order of the Partnership as provided in paragraph (c) of this Section 4.11, or paid to GE Capital as provided in paragraph (d) or (e) of this Section 4.11, or returned to the Partnership as provided in Section 9.2.

          (c) (i) If the amount of Insurance and Condemnation Proceeds Deposits of the Partnership is less than $500,000, such amount shall, subject to the provisions of paragraphs (d) and (e) of this Section 4.11, be paid over to or upon the order of the Partnership, as the case may be, to reimburse it for, or to pay, the cost of repairing, rebuilding or otherwise replacing the damaged or destroyed or lost or condemned property in respect of which such moneys were received, upon the receipt by the Secur ity Agent of a certificate of an Authorized Officer of the Partnership, countersigned by GE Capital, (A) containing the plans and specifications setting forth in reasonable detail the work done or proposed to be done and materials purchased or to be purchased by way of the renewal, repair, rebuilding or other replacement of the damaged or destroyed or lost or condemned property and (B) stating the specific amount requested to be paid over to or upon the order of the Partnership or that such amount is requested to reimburse the Partnership as the case may be, for, or to pay, costs actually incurred to repair, rebuild or replace property and that such amount, together with amounts remaining in the Insurance and Condemnation Proceeds
Account for such purpose and other funds of the Partnership available for such purpose, are sufficient to pay in full the costs of such renewal, repair, rebuilding or other replacement.
GE Capital shall countersign such certificate if (w) no Lease
Default or Lease Event of Default has occurred and is continuing, (x) GE Capital shall have received an opinion of counsel, satisfactory to it, stating that all Governmental
Actions required in connection with the work done or proposed to be done have been obtained, (y) in the reasonable opinion of GE Capital and GE Capital's Representative, the matters referred to in such certificate can be accomplished in the manner provided for in such certificate and (z) GE Capital shall have received (I) evidence of any lien waivers requested to be obtained by it, a nd (II) evidence, satisfactory to GE
Capital, that the Lien of th e Collateral Security Documents is in full force and effect; or (i) if the amount of Insurance and Condemnation Proceeds Deposits is more than $500,000, such amount shall, subject to the provisions of paragraphs (d) and
(e) of this Section 4.11, be paid over to the Persons entitled thereto from time to time (as set forth in the certificate referred to below) to pay the cost of repairing, rebuilding or otherwise replacing the damaged or destroyed or lost or condemned property in respect of which such moneys were received, upon the receipt by the Security Agent of a certificate of an Authorized Officer of the Partnership countersigned by GE Capital, (A) containing the plans and specifications setting forth in reasonable detail the work done or proposed to be done and the materials purchased or to be purchased by way of the renewal, repair, rebuilding or other replacement of the damaged or destroyed or lost or condemned property and (B) stating the specific amounts requested to be paid, the Persons to whom and the dates on which such amounts are to be paid, that such amounts will be used to pay costs actually incurred to repair, rebuild or replace property and that such amounts, together with amounts remaining in the Insurance and Condemnation Proceeds Account for such purpose and other funds of the Partnership available for such purpose, are sufficient to pay in full the costs of such renewal, repair, rebuilding or other replacement. GE Capital shall countersign such certificate if (w) no Lease Default or Lease
Event of Default has occurred an d is continuing, (x) GE
Capital shall have received an opinion of counsel, satisfactory to it, stating that all Governmental Actions required in connection with the work done or proposed to be done have been obtained, (y) in the reasonable opinion of GE
Capital and GE Capital's Representative, the matters referred to in such certificate can be accomplished in the manner provided for in such certificate and (z) GE Capital shall have received (I) evidence of any lien waivers requested to be obtained by it, and (II) evidence, satisfactory to GE Capital, that the Lien of the Collateral Security Documents is in full force and effect; or (ii) In the event that any amounts remain in the Insurance and Condemnation Proceeds Account after application thereof in accordance with this paragraph (c), the Security Agent shall either apply such Insurance and Condemnation Proceeds Deposits to the payment of the Obligations or in accordance with Section 9(g)(iii) of the Facility Lease, in accordance with the instructions of GE
Capital. (c) If GE Capital shall at any time notify the Security Agent that an Event of Loss has occurred, then, unless the Project is being repaired in accordance with Section
9(c)(i) of the Facility Lease, the Security Agent shall promptly withdraw the Insuranc e and Condemnation Proceeds
Deposits from the Insurance and Condemnation Proceeds Account and deliver the same to GE Capital to be applied by GE Capital to the payment of the Obligations in accordance with the provisions of the Loan Agreement, the Facility Lease and the Collateral Security Documents. (d) If GE Capital shall at any time notify the Security Agent that an Event of Default or a Lease Event of Default has occurred and is continuing, then the Security Agent shall promptly withdraw the Insurance and Condemnation Proceeds Deposits from the Insurance and
Condemnation Proceeds Account and apply the same to the payment of the Obligations in accordance with the provisions of the Loan Agreement, the Facility Lease and the Collateral Security
Documents, as instructed in writing by GE Capital.

      Section 4.12 Warranty Maintenance Reserve Account.
(a) Within three Business Days after receipt by the Security Agent of a certificate, which includes a list of requested disbursements and invoices and other supporting documents as may be necessary to properly document all such disbursements, signed by an Authorized
Officer of the Partnership and countersigned by GE Capital, substantially in the form of Exhibit G hereto, and so long as no Lease Default or Lease Event of Default shall have occurred and be continuing (as specified in such certificate), funds on deposit in the Warranty Maintenance Reserve Account shall be distributed to the Turbine Manufacturer in the manner and in the amount and at the addresses specified in such certificate.


          (b) Upon receipt of a certificate signed by an Authorized Officer of the Partnership or GE Capital (and in the case of a certificate signed by the Partnership, countersigned by GE
Capital) certifying that the warranty period in respect of the Turbine Contract, including any extensions thereof, has expired, and provided that no Lease Default or Lease Event of Default shall have occurred and be continuing (as specified in such certificate), the Security Agent shall promptly transfer the amounts on deposit in the Warranty Maintenance Reserve Account to the Revenue Account.

      Section 4.13 Current Account. The Security
Agent shall pay, from and to the extent of cash available in the Current Account and as set forth in an officer's certificate signed by an Authorized Officer of the Partnership (and countersigned by GE Capital), (i) directly to each Person to which an amount in excess of $100,0 00 is due and payable, the amounts previously identified as Project Expenses in Item 2 of the most recently delivered Project Certificate which are then due and owing, or (ii) to the Partnership for the benefit of the Persons entitled thereto, all other such Project Expenses previously identified in Item 2 of the most recently delivered Project Certificate which are then due and owing.


     Section 4.14 Defaults. Any other provision contained in this Agreement to the contrary notwithstanding, upon receipt by the Security
Agent of written notice from GE Capital stating that an Event of Default or Lease Event of Default has occurred and is continuing, the Security Agent shall thereafter distribute cash from the Accounts only upon the express written instructions of GE Capital (which instructions may provide that such amounts be applied to the payment of the Obligations as GE
Capital sees fit) until notified in writing by GE Capital that any such Event of Default or Lease Event of Default has been waived by GE Capital or the Owner Trustee or has been cured.


     Section 4.15 Certain Payments. Any other provision contained in this Agreement to the contrary notwithstanding, in the event that on any Basic Rent Payment Date there are insufficient funds on deposit in any Account to pay principal, interest, fees, distributions and/or other amounts due and payable from such Account on such Basic Rent Payment Date to GE Capital or to the
Owner Trustee, as the case may be, and thereafter funds are deposited into the Revenue Account, the Security Agent shall distribute such funds to GE Capital or to the Owner Trustee, as the case may be, for the payment of such principal, interest, fees or other amounts, such payments to be made in the same order of priority as they would have been made had such funds been on deposit in the applicable Account on such Basic Rent
Payment Date.

     Section 4.16 Delivery of Officer's Certificates; Timing of Payments. (a) Each of the certificates of an Authorized Officer required to be delivered hereunder shall be delivered not later than 12:00 noon, New York City time, on the Business Day immediately prior to the day on which the Security Agent is required to make transfers hereunder. Any certificate of an Authorized Officer delivered later than the time specified herein shall nevertheless be considered valid and shall be honored by the Security Agent on or as promptly after the date otherwise specified herein for payment as is practicable, subject to the availability of cash in the applicable Account.


          (b) Subject to (i) the timely receipt of a certificate of an Authorized Officer as set forth in Section 4.16(a), (ii) the availability of cash in the applicable Account and (iii) other circumstances beyond the control of the Security Agent, the Security Agent shall make any payment hereunder required (except for transfers between Accounts) by means of wire transfer of immediately available funds, to the address of the payee(s) set forth in the applicable certificate, to be received prior to 2 :00 p.m., New York City time, on the date specified herein for such payment.

                     ARTICLE V
                    Investment

      Section 5.1 Investment. (a) Any cash held by the Security Agent in any Account shall be invested by the Security Agent from time to time as directed in writing by the Partnership (or, if GE Capital shall have notified the Security Agent that a Default, Event of Default, Lease Default or Lease Event of Default has occurred and is continuing, by GE
Capital) in Permitted Investments. Any income or gain realized as a result of any such investment shall be held as part of the applicable Account and reinvested as provided herein. Any income tax payable on account of any such income or gain shall be paid by the Partnership or its Affiliates. Any such investment may be sold (without regard to maturity date) by the Security Agent whenever necessary to make any distribution required by this Agreement. The Security Agent shall have no liability for any loss resulting from any such investment or sale thereof other than by reason of its willful misconduct or negligence. The Security Agent will promptly notify GE Capital and the Partnership of any loss resulting from any such investment or sale and GE Capital, in its sole discretion, may instruct the Security Agent to, and the Security Agent shall, reimburse the affected Account from the Revenues received pursuant to Section 4.2 hereof.

          (b) The term "Permitted Investments" means (i) obligations of, or guaranteed as to the interest and principal by, the United States Government or any agency thereof; (ii) open market commercial paper, with a maturity of not longer than ninety (9 0) days, of any corporation incorporated under the laws of the United States or any state thereof rated "prime-1" or its equivalent by Moody's
Investors Service, Inc. or "A-1" or its equivalent by Standard
& Poor's Ratings Group; (iii) bankers acceptances or
certificates of deposit issued by any bank rated "Aa" or "AA"
or better by Moody's Investors Service, Inc. or Standard &
Poor's Ratings Group, and having a maximum maturity of one (1)
year; (iv) any obligations of the Security   Agent, any bank
rated "A" or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, in respect of the repurchase of obligations of the type described in clause (i) which obligati on is secured by obligations of the type described in clause (i) or by any one or more certificates of deposit of the type described in clause (iii) hereof; (v) federally insured demand deposit accounts with the Security Agent and banks having capital, surplus and undivided profits of at least One
Billion dollars ($1,000,000,000) that are members of the Federal Reserve Syste m of the United States; or (vi) a money market fund registered under the Investment Company Act of 1940, as amended from time to time, the portfolio of which is limited to United States government obligations and United
States government agency obligations (bearing the full faith and credit of the United States government); provided, that all funds in the Accounts shall not at any time be invested in Permitted Investments wit h a maturity of greater than one (1) year or with an average maturity, calculated on a weighted average basis, of more than six (6) months; and provided, further, that with respect to th e credit ratings specified above, if neither Moody's Investors Service, Inc. nor Standard
& Poor's Ratings Group is in the business of rating the relevant Permitted Investment, such Permitted Investment shall have received a rating equivalent to that specified above for such Permitted Investment by another nationally recognized credit rating agency of similar standing.

                   ARTICLE VI
                 Security Agent

     Section 6.1 Rights, Duties, etc. The acceptance by the Security Agent of its duties hereunder and under the other Collateral Security
Documents is subject to the following terms and conditions which the parties to this Agreement hereby agree shall govern and control with respect to its rights, duties, liabilities and immunities: (i) it shall act hereunder as an agent only and shall not be responsible or liable in any manner whatever for soliciting any funds or for the sufficiency, correctness, genuineness or validity of any funds, securities or other amounts deposited with or held by it; (ii) it shall be protected and held harmless in acting or refraining from acting upon, and shall not be bound to make any investigation into the facts or other matters stated in, any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Security Agent in good faith believes to be genuine; (iii) it shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its gross negligence, willful misconduct or bad faith; (iv) it may consult with and obtain advice from counsel of its own choice in the event of any dispute or question as to the construction of any provision hereof or otherwise in connection with its duties as Security
Agent hereunder; (v) it shall have no duties as Security Agent except those which are expressly set forth herein and in any modification or amendment hereof, and it is not charged with knowledge of or any duties or responsibilities in connection with any other docume nt or agreement other than the Collateral
Security Documents; provided, however, that no such modification or amendment here of shall affect its duties unless it shall have given its prior written consent thereto;
(vi) it may execute or perform any duties hereunder and under the other Collateral Security Documents (other than the holding of the Accounts and stock certificates or any other Collateral which is required to be held by it for purposes of perfection) either directly or through agents or attorneys selected with reasonable care; (vii) it may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not Security Agent hereunder; (viii) it shall have no right of set-off against any Account; (ix) it hereby waives any and all Liens which may arise from time to time in its favor on any Account or any other amounts received by it pursuant to this Agreement; and (x) it shall not be obligated to take any action which in its reasonable judgment would involve it in expense or liabili ty unless it has been furnished with an indemnity reasonably satisfactory to it.

      Section 6.2 Resignation or Removal. (a) The Security Agent may at any time resign by giving notice to each other party to this Agreement, such resignation to be effective upon the appointment of a successor Security Agent as hereinafter provided.

          (b) GE Capital may remove the Security Agent at any time by giving notice to each other party to this Agreement, such removal to be effective upon the appointment of a successor Security Agent as hereinafter provided.

          (c) In the event of any resignation or removal of the Security Agent, a successor Security Agent, which (i) shall be a bank or trust company organized under the laws of the United States of America or of the State of Connecticut or the State of New Yor k, having a capital and surplus of not less than $100,000,000, an d shall in any event maintain an office in Hartford, Connecticut or New York City where it will hold the Accounts, and (ii) shall be appointed by GE Capital, subject to the approval of the Partnership (which approval shall not be unreasonably withheld or delayed) so long as no Default or Event of Default or Lease Default or Lease
Event of Default shall have occurred and be continuing. If a successor Security Agent shall not have been appointed or shall not have accepted its appointment as Security Agent hereunder within 45 days after such notice of resignation of the Security Agent or such notice of removal of the Security
Agent, the Security Agent, GE Capital, the Owner Trustee or the Partnership may apply to any court of competent jurisdiction to appoint a successor Security Agent to act until such time, if any, as a successor Security Agent shall have accepted its appointment as above provided. Any successor Security Agent so appointed by such court shall immediately and without further act be superseded by any successor Security Agent appointed by GE Capital and the Owner Trustee with the approval of the Partnership as above provided. Any such successor Security Agent shall deliver to each party to this Agreement a written instrument accepting such appointment hereunder and under the other Collateral Security Documents and thereupon such success or Security Agent shall succeed to all the rights and duties of the Security Agent hereunder and thereunder and shall be entitled to receive the Accounts and other Collateral from the predecessor Security Agent.

                     ARTICLE  VII
                    Determinations

     Section 7.1 Value. Cash and Permitted Investments on deposit from time to time in the Accounts shall be valued (the "Value") by the Security Agent as follows: (a) cash shall be valued at the face amount thereof; and (b) Permitted Investments shall be valued at the lesser of the face amount and the purchase price.

     Section 7.2 Other Determinations. The Partnership, GE Capital and the Security Agent may establish procedures not inconsistent with this Agreement pursuant to which the Security Agent may conclusively determine, for purposes of this Agreement, the amounts from time to time to be distributed or paid by the Security Agent from cash available in the Accounts.

      Section 7.3 Sales of Permitted Investments. The Security Agent will use its best efforts to sell Permitted Investments so tha t actual cash is available, on each date on which a distribution is to be made pursuant to this Agreement, for the Security Agent to make such distribution in cash on such date. The amount of any check or other nstrument which may be deposited in any Account shall not be treated as cash available until the final collection thereof.

      Section 7.4 Available Cash. In determining the amount of available cash in any Account at any time, in addition to any cash then on deposit in such Account, the Security Agent shall treat as available cash the amount which the Security Agent would have received on such day if the Security Agent had liquidated all the Permitted Investments (at then prevailing market prices) then on deposit in such Account.

                           ARTICLE VIII
                  Representations and Warranties

     Sectoin 8.1 Representations. The Partnership represents and warrants, for the benefit of GE Capital and the Owner Trustee, that each certificate of an Authorized Officer delivered by the Partnership in connection with this Agreement shall be true and correct in all material respects and that the amounts of money certified thereby shall be the proper amounts to be set forth in such certificate of an Authorized Officer.

     Section 8.2 Indemnification. The Partnership hereby undertakes to indemnify and hold harmless the Security Agent, the Owner Trustee and GE Capital from and against any and all expenses imposed on, incurred by or asserted against such Person in any way relating to or arising out of any inaccuracy in any certificate of an Authorized Officer delivered by the Partnership.

                          ARTICLE IX
                         Miscellaneous

      Section 9.1 Fees and Indemnification of Security Agent. The Partnership agrees to pay the reasonable fees of the Security Agent as compensation for its services under this Agreement. In addition, the Partnership assumes liability for, and agrees to indemnify, protect, save and keep harmless the Security Agent and its officers, employees, successors, assigns, agents and servants from and against, any and all claims, liabilities, obligations, losses, damages, penalties, costs and expenses (including reasonable attorney's fees and expenses) that may be imposed on, incurred by, or asserted against, at any time, the Security
Agent or its officers and employees and in any way relating to or arising out of the execution and delivery of this Agreement, the establishment of the Accounts, the acceptance of deposits, the purchase or sale of Permitted Investments, the retention of cash, Permitted Investments or the proceeds thereof and any payment, transfer or other application of cash or Permitted Investments by the Security Agent or GE Capital in accordance with the provisions of this Agreement, or as may arise by reason of any act, omission or error of the Security Agent made in good fait h in the conduct of its duties; except that the Partnership shal l not be required to indemnify, protect, save and keep harmless the Security Agent against its own gross negligence, active or passive, or willful misconduct. The indemnities contained in this Section 9.1 shall survive the termination of this Agreement.

      Section 9.2 Termination. Subject to Section 9.1, the provisions of this Agreement shall terminate on the date on which all Obligations shall have been paid in full and the Loan Agreemen t and the Facility Lease shall have terminated in accordance with their respective terms. This
Agreement shall be deemed to hav e terminated upon receipt by the Security Agent of a certificate to such effect executed by the Partnership and GE Capital. Upon termination of this Agreement the Security Agent shall transfer any remaining amounts, together with any interest thereon, on deposit in the Accounts to the party or parties specified in such certificate. Any liability or obligation hereunder arising prior to the termination of this Agreement shall survive such termination.

     Section 9.3 Severability. If any one or more of the covenants or agreements provided in this Agreement on the part of the parties hereto to be performed should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Agreement.

     Section 9.4 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of wh ich shall constitute but one and the same instrument.

     Section 9.5 Amendments. This Agreement may not be modified or amended except in accordance with the provisions of subsection 9.1 of the Loan Agreement and with the prior written consent of each of t he parties hereto.

     Section 9.6 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK,
EXCEPT THAT THE CREATION, VALIDITY AND PERFECTION OF THE
SECURITY INTERESTS IN THE ACCOUNTS HEREUNDER SHALL BE GOVERNED
BY THE LAWS OF THE STATE OF CONNECTICUT.

     Section 9.7 Notices. Unless otherwise specifically provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing, by telecop ier or, if available, by telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, first class postage prepaid or with an overnight courier service, or in the case of transmission by telecopier, when confirmation of receipt is obtained, or in the case of telex notice, when sent, answerback received, and shall be directed to the address, telecopy or telex number of such Person designated pursuant to the Loan Agreement, or in the case of the Security Agent or the Owner Trustee, to 777 Main Street, Hartford, CT 06115,
Attention: Corporate Trust Administration, Telecopy No. (203)
9867920, or to such other address, or telecopy number as may be specified from time to time by such Person or the Security
Agent or the Owner Trustee.

     Section 9.8 Submission to Jurisdiction; Waivers.
Each of the parties hereto irrevocably and unconditionally agrees to the submission to jurisdiction and the waivers as set forth in Section 9.13 of the Loan Agreement.

     Section 9.9 Limited Liability. There shall be full recourse to the Partnership and all of its assets for the liabilities of the Partnership under this Agreement and its other Obligations, but in no event shall any Partner, Affiliate of any Partner, or an y officer, director or employee of the Partnership, any Partner or their Affiliates or any holder of any equity interest in any Partner be personally liable or obligated for such liabilities and Obligations of the Partnership, except as may be specifically provided in any other Loan Document or Lease Document to which such Partner is a party or in the event of fraudulent actions, knowing misrepresentations, gross negligence or willful misconduct by the Partnership, any Partner or any of their Affiliates hereunder. Subject to the foregoing limitation on liability, GE Capital or the Owner Trustee may sue or commence any suit, action or proceeding against any Partner or any Affiliate thereof in order to obtain jurisdiction over the Partnership in order to enforce its rights and remedies hereunder. Nothing herein contained shall limit or be construed to limit the liabilities and obligations of any Partner or any Affiliate thereof such Person in accordance with the terms of any other Transaction Document creating such liabilities and obligations to which such Partner or Affiliate is a party.

     Section 9.10 WAIVERS OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL
ACTION OR PROCEEDING RELATING TO THIS SECURITY DEPOSIT AGREEMENT
AND FOR ANY COUNTERCLAIM THEREIN.

     Section 9.11 Benefit of Agreement. This Agreement shall inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, and no other Person shall be entitled to any of the benefits of this Agreement.

     Section 9.12 Leveraged Lease. If, upon the sale of the Facility by the Partnership to the Owner Trustee in accordance with the provisions of the Loan Agreement, GE Capital exercises its option under subsection 5.8 of the Loan Agreement to borrow funds to finance (or refinance) a portion of the purchase price of the Facility, the parties hereto agree to execute a supplement hereto to provide for the payment of any such Lease Debt and to otherwise provide for such provisions as are customary and appropriate in respect of leveraged lease transactions.

      Section 9.13 Certain Rights of Power Purchaser. Nothing in this Security Deposit Agreement shall be deemed to limit the provisions of the Consent of the Power Purchaser, which provisions are solely for the benefit of the Power Purchaser and not the Partnership. Without limiting the scope of the foregoing, the Security Agent agrees, for the exclusive benefit of the Power Purchaser and not the Partnership, that the exercise of remedies or any similar action under this Security Deposit Agreement is subject to, and shall be conducted in a manner consistent with, the Power Purchaser's rights under (i) the Consent of the Power Purchaser and (ii) the Power Purchase Agreement and the Transfer Agreement (to the extent such rights under the Power Purchase Agreement and the Transfer Agreement are not explicitly waived by the Power Purchaser in accordance with the terms of the Consent of the Power Purchaser).

     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

PANDA-BRANDYWINE, L.P.


By: Panda Brandywine Corporation,
    its General Partner


    By:
    Name:  Robert W. Carter
    Title: Chairman, President and
           Chief Executive Officer

PANDA BRANDYWINE CORPORATION,
as the General Partner

By:
Name:  Robert W. Carter
Title: Chairman, President and
       Chief Exeuctive Officer

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:  Michael E. Stewart
Title: Attorney-in-Fact

SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, as Security Agent and as Owner Trustee

By:
Name:  Kathy A. Larimore
Title: Assistant Vice President




                                SCHEDULE 1 FORM OF PROJECT CERTIFICATE

                                              __________, _______ 199__

Shawmut Bank Connecticut,
National Association,
as Security Agent
777 Main Street
Hartford, Connecticut 06115


Attention: Corporate Trust Administration Re: Panda-Brandywine
Security Deposit Agreement

Dear Sirs:

Reference is made to the Security Deposit Agreement relating to the Brandywine cogeneration facility, dated as of March 30, 1995 (as amended, supplemented or otherwise modified from time to time the "SDA"), among PANDA-BRANDYWINE, L.P., a Delaware limited partnership, of which PANDA BRANDYWINE CORPORATION, a Delaware corporation, is the general partner, GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation and SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, as owner trustee and security agent (in its capacity as security agent, the "Security Agent"). Capitalized terms used herein without definition shall have the meanings assigned to them in the SDA. The undersigned hereby certifies that he is an Authorized Offi cer of the Partnership and, as such, he is authorized to execute this certificate on behalf of the Partnership and further certifies that:

     (1) In addition to the Project Expenses set forth in Item 2 of the Project Certificate delivered in any previous month (if any) and
         Item 2 of this Project Certificate, the following Project Expenses will be due and payable to the following Pers ons on the next Monthly Transfer Date [FIRST LIST ALL PAYMENTS TO THE OPERATOR, THE GAS SUPPLIER, EACH GAS TRANSPORTER AND FOR FUEL SUPPLIES, WHICH WILL BE PAID FIRST;

         PAYMENTS IN EXCESS OF $100,000 INDIVIDUALLY WILL BE MADE DIRECTLY TO THE OBLIGEE; AL L OTHER PAYMENTS WILL BE TO THE PARTNERSHIP]: Amount Description Payee (2) In addition to the Project Expenses set forth in Item 1 of this Project Certificate, the following Project Expenses are expected to be due and payable to the following Persons in the period after the next Monthly Transfer Date and prior to the Monthly

         Transfer Date immediately thereafter (the "Payment Period"):
         Total Accrual Estimated Due Amount Description Amount Due Date Payee (3) The following punch list items will be due and payable to the following Persons during the Payment Period:
         Amount Description Due Date Payee (4) The amounts requested in
         Item 1 of the previous Project Certificate and Item 2 of the Project Certificate delivered pr ior thereto were applied to the payments as set forth in such Proj ect Certificate [if applicable, specify in detail any excess in the amount requisitioned with respect to the previous Project Certificate for the prior month]. (5) The amounts for Project Expenses set forth in Items 1 and 2 above (together with the aggregate amount of all Project Expenses requisitioned by the Partnership pursuant to the SDA during the year in which this Project Certificate is made) are within the Partnership's Operating Budget for this year.

     IN WITNESS WHEREOF, the undersigned has executed this Project Certificate this ___ day of ___________.

PANDA-BRANDYWINE, L.P.

By: Panda Brandywine Corporation,
    its general partner

By:_______________________
Title:

COUNTERSIGNED:
GENERAL ELECTRIC CAPITAL CORPORATION

By:_____________________________
Title:




                   EXHIBIT A TO SECURITY DEPOSIT AGREEMENT

[Certificate To Be Delivered Prior To The
Lease Closing Date Pursuant To Section 4.1]

                                              __________, __199__

Shawmut Bank Connecticut,
National Association,
as Security Agent
777 Main Street
Hartford, CT 06115

Attention: Corporate Trust Administration Re: Panda-Brandywine Security Deposit Agreement

Dear Sirs:

Reference is made to the Security Deposit Agreement relating to the Brandywine cogeneration facility, dated as of the March 30, 1995
(as amended, supplemented or otherwise modified from time to time, the "SDA"), among PANDA-BRANDYWINE, L.P., a Delaware limited partnership, of which PANDA BRANDYWINE CORPORATION, a Delaware corporation, is the general partner, GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation and SHAWMUT BANK
CONNECTICUT, National Association, as owner trustee and as security agent (in its capacity as security agent, the "Security Agent"). Capitalized terms used herein without definition shall have the meanings assigned to them in the SDA.
The undersigned hereby certifies that he is an Authorized
Officer of the Partnership and, as such, he is authorized to execute this certificate on behalf of the Partnership and further certifies that: The following Project Costs and other costs and amounts will be due and payable to the following
Persons [on _________, 199____] [on the next Borrowing Date] [NOTE:
PAYMENTS IN EXCESS OF $100,000 TO ANY PAYEE WILL BE MADE
DIRECTLY TO SUCH PAYEE; ALL OTHER PAYMENTS WILL BE TO THE PARTNERSHIP]: Amount Description Payee

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of___________.

PANDA-BRANDYWINE, L.P.

By: Panda Brandywine Corporation,
    its general partner

By:_______________________
Title:

COUNTERSIGNED:
GENERAL ELECTRIC CAPITAL CORPORATION

By:_____________________________
Title:


                    EXHIBIT B TO THE SECURITY DEPOSIT AGREEMENT

[To be delivered to release funds from the Revenue Account to pay
Supplemental Rent pursuant to Section 4.4]

                                                  __________, __ 199__

Shawmut Bank Connecticut,
National Association,
as Security Agent
777 Main Street
Hartford, Connecticut 06115

Attention: Corporate Trust Administration Panda-Brandywine, Security Deposit Agreement - Supplemental Rent

Dear Sirs:

Reference is made to the Security Deposit Agreement relating to the Brandywine cogenerating facility (the "Securit y Deposit Agreement"), dated as of March 30, 1995, among Panda- Brandywine, L.P., a Delaware limited partnership (the "Partnership"), General Electric Capital Corporation, a New York corporation ("GE Capital") and Shawmut Bank Connecticut,
National Association (the "Security Agent").

Capitalized terms used herein without definition shall have the respective meanings specified in the Security Deposit
Agreement. The undersigned hereby certifies that he is an Authorized Officer of the Partnership and, as such, he is authorized to execute this certificate on behalf of the Partnership, and further represen ts and warrants as of the date of this certificate as follows: Supplemental Rent is due and owing pursuant to Section 3(b) of the Facility Lease and is not otherwise specifically provided for in Section 4.3 of the Security Deposit Agreement and is not otherwise payable from amounts on deposit in the Specia l Payment Account or the Insurance and Condemnation Proceeds Account. Please transfer funds from the Revenue Account to pa y such Supplemental Rent.
Such proceeds should be paid by [official bank check] [wire transfer] to [_________] in the amounts and at the addresses indicated below: [Insert name and address for payment][Insert amount]

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this ____ day of _______________, 19__.

PANDA BRANDYWINE, L.P.

By: PANDA BRANDYWINE CORPORATION,
    its general partner

By: _________________________
Title:

COUNTERSIGNED:
GENERAL ELECTRIC CAPITAL CORPORATION
By: ____________________
Title:



              EXHIBIT C TO SECURITY DEPOSIT AGREEMENT

[To be delivered to release funds from the  Rent Reserve Account pursuant to
Section 4.5]

                                                   __________ __, 199_

Shawmut Bank Connecticut,
National Association,
as Security Agent
777 Main Street
Hartford, Connecticut 06115

Attn: Corporate Trust Administration Panda-Brandywine Security Deposit Agreement - Rent Reserve Account

Dear Sirs:

Reference is made to the Security Deposit Agreement relating to the Brandywine cogenerating facility (the "Securit y Deposit Agreement"), dated as of March 30, 1995, among Panda- Brandywine, L.P., a
Delaware limited partnership (the "Partnership"), General
Electric Capital Corporation, a New Yo rk corporation ("GE
Capital") and Shawmut Bank Connecticut, National Association
(the "Security Agent"). Capitalized terms used herein without definition shall have the respective meanings specified in the Security Deposit Agreement. The undersigned hereby represents that he is an Authorized Officer of GE Capital, and as such, he is authorized to execute this certificate on behalf of GE
Capital, and further represents and warrants as of the date of this certificate as follows: The Partnership is deficient in satisfying its payment obligations under the Facility Lease or the Loan Agreement (in respect of amounts payable pursuant to clauses second or third of Section 4.3 of the Security Deposit
Agreement) in an amount equal to $_______. Please liquidate investments in the Rent Reserve Account as fully as is necessary to yield proceeds in the amou nt of such deficiency.
Proceeds with respect thereto should be p aid by [official bank check] or [wire transfer] to [GE Capital] [t he Owner Trustee] as indicated below: [Insert name and address for payment] [Insert amount]

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this ____ day of______________, 19__.

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Title:

                              EXHIBIT D

[To be delivered to release funds from the Maintenance Reserve Account pursuant to Section 4.6]
                                            _________, 199_

Shawmut Bank Connecticut,
National Association,
as Security Agent
777 Main Street
Hartford, Connecticut 06115

Attn: Corporate Trust Administration Panda-Brandywine Security
Deposit Agreement - Operation and Maintenance Reserve Account

Dear Sirs:

Reference is made to the Security Deposit Agreement relating to the Brandywine cogenerating facility (the "Security Deposit Agreement"), dated as of March 30, 1995, among Panda-Brandywine, L.P., a Delaware limited partnership (the "Partnership"), General Electric Capital Corporation, a New York corporation ("GE Capital") and Shawmut Bank Connecticut, National Association (the "Security Agent"). Capitalized terms used herein without definition shall have the respective meanings specified in the Security Deposit Agreement. Please liquidate investments in the Operation and Maintenance Reserve Account in an amount sufficient to yield proceeds of $_________________ to be used for [Reimbursement Obligations in respect of drawings under the O&M Letter of Credit] [ ]. [list requested disbursements separately.] Such amount[s] should be paid by [official bank check] [wire transf er] to [GE Capital] [the Partnership] [payee[s]] at [address[es]] of [GE Capital] [the Partnership] [payee[s]]. The undersigned hereby certifies that he is an Authorized Officer of [GE Capital] [the Partnership] and, as such, he is authorized to execute this certificate on behalf of [GE Capital] [the Partnership,] and [the following to apply on ly to a certificate delivered by the Partnership] further represents and warrants as of the date of this certificate as follows:

             (a) no Lease Default or Lease Event of Default has occurred and is continuing; and

             (b) the moneys to be delivered pursuant hereto represent [amounts that the Partnership has paid from its own funds] [amounts that are currently due and owing to the payees identified above] with respect to Project Expenses constituting maintenance expenses incurred with respect to the Project or any portion thereof for which funds are not available for payment from revenues of the Project.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate this ____ day of ________________, 19__.

[PANDA-BRANDYWINE, L.P.]

By: PANDA BRANDYWINE CORPORATION,
    its general partner

By:___________________________
Title: President

[GENERAL ELECTRIC CAPITAL CORPORATION]

By:___________________________
Title:

COUNTERSIGNED:
[GENERAL ELECTRIC CAPITAL CORPORATION]
By:__________________________
Title:

                   EXHIBIT E TO THE SECURITY DEPOSIT AGREEMENT

[To be delivered to release funds from the Operation and Maintenance Reserve Account or the Rent Reserve Account pursuant to Section
4.7]

                                                   ________ __, 1995

Shawmut Bank Connecticut,
National Association,
as Security Agent
777 Main Street
Hartford, Connecticut 06115

Attn: Corporate Trust Administration Panda-Brandywine Security Deposit
Agreement

Dear Sirs:

Reference is made to the Security Deposit Agreement relating to the Brandywine cogenerating facility (the "Securit y Deposit Agreement"), dated as of March 30, 1995, among Panda-
Brandywine, L.P., a Delaware limited partnership (the "Partnership"), General Electric Capital Corporation, a New York corporation ("GE Capital") and Shawmut Bank Connecticut,
National Association (the "Security Agent"). Capitalized terms used herein without definition shall have the respective meanings specified in the Security Deposit Agreement. The undersigned hereby certifies that he is an Authorized Officer of the Partnership and, as such, he is authorized to execute this certificate on behalf of the Partnership, and further represen ts and warrants as of the date of this certificate as follows: (a) no Lease Default or Lease Event of Default has occurred and is continuing; and (b) the amount on deposit in the [Operation and Maintenance Reserve] [Rent Reserve] Account is $___________ and the amount of the Required [Operation and Maintenance] [Rent Reserve] Balance is $___________, resulting in excess funds in the amount of $___________ which excess funds are as a result of income or gain earned on amounts on deposit therein (the "Excess Amount"). In accordance with the provisions of Section 4.7 of the Security Deposit Agreement, the Excess Amount should be transferred to the Revenue Account.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this ____ day of ________________, 19__.

PANDA-BRANDYWINE, L.P.

By: PANDA BRANDYWINE CORPORATION,
    its general partner

By:____________________________
Name:
Title:

APPROVED:
GENERAL ELECTRIC CAPITAL CORPORATION
By:__________________________
Title:

                  EXHIBIT F TO THE SECURITY DEPOSIT AGREEMENT

                                                   __________, __ 199__

[To be delivered to release funds from the Partnership Security Account pursuant to Section 4.9(b) of the Security Deposit Agreement] [Within three Business Days after each Basic Rent Payment Date]

Shawmut Bank Connecticut,
National Association,
as Security Agent
777 Main Street
Hartford, Connecticut 06115

Attn: Corporate Trust Administration Panda-Brandywine Security Deposit
Agreement

Dear Sirs:

Reference is made to the Security Deposit Agreement relating to the Brandywine cogenerating facility (the "Security Deposit Agreement"), dated as of March 30, 1995, among Panda-Brandywine, L.P., a Delaware limited partnership (the "Partnership"), General Electric Capital
Corporation, a New York corporation ("GE Capital") and Shawmut Bank Connecticut, National Association (the "Security Agent"). Capitalized terms used herein without definition shall have the respective meanings specified in the Security Deposit Agreement. The undersigned hereby certifies that he is an Authorized Officer of the Partnership and, as such, he is authorized to execute this certificate on behalf of the Partnership, and further represents and warrants as of the date of this certificate as follows: (a) all amounts currently required to be deposited in the Rent Reserve Account, the Warranty Maintenance Reserve
Account and the Operation and Maintenance Reserve Account have been deposited therein; (b) all Basic Rent and Supplemental
Rent and all debt service on the Equity Loans due and owing have been paid; (c) no Lease Default, Lease Event of Default,
Default or Event of Default has occurred and is continuing; (d) the Operating Cash Flow Ratio for the immediately preceding
Quarterly Measurement Period is greater than 1.20 to 1.00; and
(e) the amount that may be withdrawn from the Partnership
Security Account pursuant to Section 4.9(b) of the Security
Deposit Agreement is $ . Such amount should be paid by [official bank check] [wire transfer] to the Partnership at the address indicated be low [insert address].

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this ____ day of ________________, 19__.

PANDA-BRANDYWINE, L.P.

By: PANDA BRANDYWINE CORPORATION,
its general partner

By:____________________________
Name:
Title:

APPROVED:
GENERAL ELECTRIC CAPITAL CORPORATION

By:__________________________
Title:

              EXHIBIT G TO THE SECURITY DEPOSIT AGREEMENT

[To be delivered to release funds from the Account pursuant to Section
4.12(a)]

                                         ___________ __, 199_

Shawmut Bank Connecticut,
National Association,
as Security Agent
777 Main Street
Hartford, Connecticut 06115

Attn: Corporate Trust Administration Panda-Brandywine Security Deposit Agreement - Warranty Maintenance Reserve Account

Dear Sirs:

Reference is made to the Security Deposit Agreement relating to the Brandywine cogenerating facility (the "Security Deposit Agreement"), dated as of March 30, 1995, among Panda-
Brandywine, L.P., a Delaware limited partnership (the "Partnership"), General Electric Capital Corporation, a New York corporation ("GE Capital") and Shawmut Bank Connecticut,
National Association (the "Security Agent"). Capitalized terms used herein without definition shall have the respective meanings specified in the Security Deposit Agreement. Please liquidate investments in the Warranty Maintenance Reserve
Account in an amount sufficient to yield proceeds of $_________________ to be used for ________________ . [list requested disbursements separately.] Such amount[s] should be paid by [official bank check] [wire transfer] to the Turbine Manufacturer at [address] of the Turbine Manufacturer. The undersigned hereby certifies that he is an Authorized Officer of the Partnership and, as such, he is authorized to execute this certificate on behalf of the Partnership, and further represents and warrants as of the date of this certificate as follows: (a) no Lease Default or Lease Event of Default has occurred and is continuing; and (b) the moneys to be delivered pursuant hereto represent [amounts that the Partnership has paid from its own funds] [amounts that are currently due and owing to the Turbine Manufacturer with respect to Project
Expenses constituting maintenance expenses incurred with respect to the Project or any portion thereof for which funds are not available for payment from revenues of the Project.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this ____ day of ________________, 19__.

PANDA-BRANDYWINE, L.P.

By: PANDA BRANDYWINE CORPORATION,
its general partner

By:___________________________
Title: President

GENERAL ELECTRIC CAPITAL CORPORATION


By:__________________________
Title: